                                                                   Exhibit 4

NUMBER  _____                                                      _____ SHARES

                             CENTRAL BANCORP, INC.

       INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
        THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY


Common Stock                                             CUSIP No.:  152418 10 9
Par Value $1.00                                         SEE REVERSE FOR CERTAIN
                                                        RESTRICTIONS ON TRANSFER



This certifies that


is the owner of


                fully paid and non-assessable shares of common stock of the par value of $1.00 each of

Central Bancorp, Inc. (the "Company") transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares of common stock represented hereby are issued and shall be held subject to the laws of The Commonwealth of Massachusetts and to the Articles of Organization and By-Laws of the Company, as in effect and as amended from time to time hereafter. Such shares are not deposit accounts and are not insured by the Federal Deposit Insurance Corporation, the Co-operative Central Bank or any other insurer. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated: ______________

/s/ Paul S. Feeley                                      /s/ John D. Doherty
---------------------------------------                 --------------------
Paul S. Feeley                                          John D. Doherty
Sr. Vice President and                                  President and Chief
Treasurer/CFO                                           Executive Officer

Countersigned and Registered:
STATE STREET BANK AND TRUST COMPANY
                                                      (SEAL)

     ----------------------------------
     Transfer Agent and Registrar

  By:
     ----------------------------------
     Authorized Signature

                    (FORM OF STOCK CERTIFICATE - BACK SIDE)

     A list of the preferences, voting powers, qualifications and special and relative rights associated with the Company's Common Stock may be obtained from the Company's Secretary upon written request to the Company's principal executive office located at 399 Highland Avenue, Somerville, Massachusetts 02144.

     Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of the date the holding company reorganization is consummated (as such may be amended from time to time, the "Rights Agreement"), between Central Bancorp, Inc. (the "Company") and State Street Bank and Trust Company, the Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or "Adverse Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the written request therefor.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ...........................Custodian........................
                    (Cust)                              (Minor)

under Uniform Gifts to Minors Act................................
                                 (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                               HEREBY SELL, ASSIGN AND
                        -------------------------------
      TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER

 IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------
/                                  /
-----------------------------------


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------SHARES OF THE STOCK
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND
APPOINT                                    ATTORNEY, TO TRANSFER THE SAID SHARES
        ----------------------------------
ON THE BOOKS OF THE WITHIN-NAMED COMPANY, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
      ---------------------
                                        ---------------------------------------
                                        Notice:  The signature to this
                                                 assignment must correspond with
                                                 the name of the stockholder(s)
                                                 as written upon the face of the
                                                 certificate in every
                                                 particular, without alteration
                                                 or enlargement or any change
                                                 whatever.


                                        ----------------------------------------
                                        Witness

SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------
                         The signature(s) should be guaranteed by an eligible guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.